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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the inclusion in this Form 10-K for the year ended December 31, 1999, of our report dated January 12, 2000. It should be noted that we have not audited any financial statements of Marshall & Ilsley Corporation and subsidiaries subsequent to December 31, 1999, or performed any audit procedures subsequent to the date of our report.

We also consent to the incorporation by reference of such report in the following Registration Statements of Marshall & Ilsley Corporation ("M&I"):

         No. 2-89605 (Form S-8)  pertaining to the M&I 1983  Executive  Stock Option and Restricted
                  Stock Plan,
         No. 33-2642 (Form S-8)  pertaining to the M&I 1985  Executive  Stock Option and Restricted
                  Stock Plan,
         No. 33-3415 (Form S-8) pertaining to the M&I Retirement Growth Plan,
         No. 33-33090 (Form S-8) pertaining to the M&I 1988 Restricted Stock Plan,
         No. 33-33153 (Form S-8)  pertaining to the M&I 1989 Executive  Stock Option and Restricted
                  Stock Plan,
         No. 33-53155 (Form S-8) pertaining to the M&I 1993 Executive Stock Option Plan,
         No. 33-53897  (Form S-8)  pertaining  to the stock option  plans of Valley  Bancorporation assumed by M&I,
         No. 33-55317  (Form  S-8)  pertaining  to  the  M&I  1994  Long-Term  Incentive  Plan  for
                  Executives,
         No. 33-58787 (Form S-8) pertaining to the M&I 1995 Directors Stock Option Plan,
         No. 333-02017 (Form S-8) pertaining to the M&I 1986 Non-qualified Stock Option Plan,
         No. 333-36909  (Form S-8) pertaining to the M&I 1997 Executive Stock Option and Restricted
                  Stock Plan and to the Security  Capital  Corporation  1993 Incentive  Stock Option
                  Plan assumed by M&I,
         No. 333-49195  (Form S-8)  pertaining  to the M&I  Amended  and  Restated  1994  Long-Term
                  Incentive Plan for  Executives,  the M&I Amended and Restated  Directors  Deferred
                  Compensation  Plan and to the  stock  option  plans  of  Advantage  Bancorp,  Inc.
                  assumed by M&I,
         No. 2-80293  (Form S-3)  pertaining  to shares of M&I held by those  persons named in such
                  Registration Statement,
         No. 33-21377 (Form S-3) pertaining to the issuance by M&I of Debt Securities,
         No. 33-64054 (Form S-3) pertaining to the issuance by M&I of Debt Securities, and
         No. 33-64425 (Form S-3) pertaining to the issuance by M&I of Debt Securities.
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Milwaukee, Wisconsin,                                       ARTHUR ANDERSEN LLP
March 9, 2000